UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 23, 2004

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.

333-42427	J. CREW GROUP, INC. (Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

333-107211	J. CREW INTERMEDIATE LLC (Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	N/A

333-42423	J. CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On December 23, 2004, U.S Bank National Association (“USBNA”), on behalf of J. Crew Intermediate LLC (“Intermediate”), issued a redemption notice, announcing that Intermediate will redeem in full the remaining outstanding 16% Senior Discount Contingent Principal Notes due 2008 issued under the Indenture dated as of May 6, 2003 between Intermediate, as issuer, and USBNA, as trustee.  The aggregate principal amount at maturity of the Senior Discount Contingent Principal Notes that will be redeemed on the redemption date is $49,968,453.  The redemption price is equal to 107.5% of the accreted value of such Senior Discount Contingent Principal Notes to be redeemed as of the redemption date ($949.90 per $1,000 in principal amount at maturity of the Senior Discount Contingent Principal Notes).  The redemption date is January 24, 2005.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits (all Exhibits are filed electronically)

99.1         Redemption Notice for the Senior Discount Contingent Principal Notes.

The information in this Current Report is being furnished under Item 8.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements reflect the current expectations or beliefs of J. Crew Group, Inc., J. Crew Operating Corp. and Intermediate (collectively, the “Company”) concerning future events and actual results of operations may differ materially from historical results or current expectations.  Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of the Company’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K.  The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.
J. CREW INTERMEDIATE LLC

By	/s/ Amanda J. Bokman
Name: Amanda J. Bokman
Title: Chief Financial Officer

Date:    December 23, 2004